Exhibit 10.11



John R. Kline
c/o Conseco, Inc.
11825 N. Pennsylvania Street
Carmel, IN 46032

August 3, 2007

Dear John:

This letter will address certain matters relating to your employment with Conseco Services, LLC (the "Company"). The term of your employment agreement with the Company dated July 15, 2004 (the "Agreement") expired on July 15, 2007, although certain provisions (including, without limitation, Sections 8 and 9) continue in effect in accordance with the terms of the Agreement. Effective July 16, 2007, your employment status became that of an at-will employee. Your current salary, P4P bonus targets and vacation benefits did not change as a result of the expiration of the term of the Agreement.

During the term of this letter agreement, the following provisions shall apply:

1. Payments Following Termination. The provisions of Sections 11(c)-(f) of the Employment Agreement are incorporated herein by reference (including, without limitation, the definitions in the Agreement of "Change in Control" and "Control Termination") as if set forth in this letter agreement.

2. Indemnification. The provisions of Section 20 of the Agreement are incorporated herein by reference as if set forth in this letter agreement.

3. Covenants Against Solicitation. The provisions of Section 9 of the Agreement are incorporated herein by reference as if set forth in this letter agreement.

4. Other Provisions. The provisions of Sections 13, 15, 17, 19 and 21 of the Agreement are incorporated herein by reference as if set forth in this letter agreement.

References to "the Employment Agreement" in the incorporated sections identified above shall be deemed references to this letter agreement.

The provisions of this letter agreement shall be effective July 16, 2007 and shall remain in effect for as long as you are employed by the Company. Please confirm your agreement with the foregoing by signing below.

                                          Very truly yours,

                                          CONSECO SERVICES, LLC

                                          By:/s/ Susan L. Menzel
                                             -------------------------------
                                             Susan L. Menzel, Executive Vice
                                             President, Human Resources


Agreed to this 3rd day of August, 2007.



/s/ John R. Kline
---------------------------------
John R. Kline




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